FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 10, 2002

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)
          Minnesota                     0-5151                   42-0442319

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         Registrant's telephone number, including area code 563-556-7730


         Item 5. Other Events

         On June 10, 2002, the Board of Directors appointed a new member to the Board. See Exhibit A attached hereto and incorporated herein for further information.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Flexsteel Industries, Inc.
                                         ---------------------------------------
                                                      (Registrant)



Date:    June 18, 2002                          By: /s/  R.J. Klosterman
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                                                     R.J. Klosterman
                                               Financial Vice President &
                                               Principal Financial Officer